SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 24, 2003

Rockford Corporation

(Exact name of registrant as specified in its charter)

Arizona		86-0394353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Rockford Drive
Tempe, Arizona 85281
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(480) 967-3565

Item 7. Financial Statements and Exhibits

(c)  The following exhibits are furnished herewith:

99.1	News release of Rockford Corporation (“Rockford”) dated April 24, 2003.

Item 9. Regulation FD Disclosure

     On April 24, 2003, Rockford issued a news release regarding its results of operations for its first quarter, ended March 31, 2003. A copy of the news release is furnished herewith as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 24, 2003
ROCKFORD CORPORATION

	By:	/s/ James M. Thomson

Name: James M. Thomson
Title: Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	News Release of Rockford Corporation dated April 24, 2003

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